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U.S. SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 25, 2012

Citigroup Inc.
(Exact name of Registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-9924 (Commission File Number)	52-1568099 (IRS Employer Identification No.)
399 Park Avenue, New York, New York (Address of principal executive offices)		10022 (Zip Code)
(212) 559-1000 (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐
Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
(17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
(17 CFR 240.13e-4(c))

 CITIGROUP INC.
Current Report on Form 8-K

Item 8.01    Other Events.

        On May 4, 2012, Citigroup Inc. (Citigroup) filed its Quarterly Report on Form 10-Q for the quarter ended March 31, 2012 (the First Quarter 2012 Form 10-Q) with the U.S. Securities and Exchange Commission (SEC). In the First Quarter 2012 Form 10-Q, Citigroup presented updated business segment disclosures based on the previously announced transfer, effective January 1, 2012, of the substantial majority of its retail partner cards business (which Citi now refers to as "Citi retail services") from Citi Holdings—Local Consumer Lending to Citicorp—North America Regional Consumer Banking, as well as other immaterial reclassifications. As required by ASC 280, Segment Reporting, attached as Exhibit 99.01 to this Form 8-K are the historical audited consolidated financial statements included in Citigroup's Annual Report on Form 10-K for the fiscal year ended December 31, 2011 (2011 Form 10-K), conformed to reflect these organizational changes, including reclassification of all comparative prior period segment information.

        The information included in this Form 8-K affects only the disclosures related to Citigroup's segment results and subsequent events included in its 2011 Form 10-K; it does not in any way restate or revise Citigroup's Consolidated Income Statement, Consolidated Balance Sheet, Consolidated Statement of Changes in Stockholders' Equity or Consolidated Statement of Cash Flows included in its 2011 Form 10-K. The information included in this Form 8-K should be read in conjunction with Citigroup's 2011 Form 10-K and First Quarter 2012 Form 10-Q.

        The information included in this Form 8-K will serve as the historical consolidated financial statements of Citigroup for existing and future filings made pursuant to the Securities Act of 1933, as amended, until Citigroup files its Annual Report on Form 10-K for the fiscal year ended December 31, 2012.

 CITIGROUP INC.
Current Report on Form 8-K

Item 9.01    Financial Statements and Exhibits.

  (d)
  Exhibits.

Exhibit Number
99.01	Historical audited consolidated financial statements of Citigroup Inc. reflecting previously announced organizational changes. Also included is the Report of Independent Registered Public Accounting Firm dated February 24, 2012, except as to Note 4 and the first three items of Note 30, which are as of May 25, 2012.
99.02	Consent of KPMG LLP.

 SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CITIGROUP INC.
Dated: May 25, 2012	By:	/s/ JEFFREY R. WALSH
		Name:	Jeffrey R. Walsh
		Title:	Controller and Chief Accounting Officer

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CITIGROUP INC. Current Report on Form 8-K
  Item 8.01 Other Events.
CITIGROUP INC. Current Report on Form 8-K
  Item 9.01 Financial Statements and Exhibits .
SIGNATURE